Exhibit 10.4

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of this 25th day of July, 2010, by and among Cell Therapeutics, Inc., a Washington corporation (the “Company”), and the parties listed on the signature pages hereto (each, a “Holder” and collectively, the “Holders”).

THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, understandings and intentions:

A. Prior to the date hereof, each Holder purchased from the Company, and the Company issued and sold to such Holder, warrants exercisable to purchase shares of the Company’s common stock, no par value (the “Common Stock”).

B. Pursuant to this Agreement, each Holder desires to exchange (the “Exchange”) the outstanding warrants exercisable to purchase that number of shares of Common Stock held by such Holder and represented by the warrant numbers listed opposite such Holder’s name on Schedule A attached hereto (the “Old Warrants”) for new warrants exercisable to purchase a corresponding number of shares of Common Stock substantially in the form of Exhibit A attached hereto (the “New Warrants”), on the terms and subject to the conditions set forth in this Agreement.

C. Pursuant to this Agreement, the Company desires to issue to each Holder the applicable New Warrants in exchange for the applicable Old Warrants.

NOW, THEREFORE, in consideration of the premises and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Exchange. On the terms and subject to the conditions of this Agreement, at the Closing (as defined below), the Exchange shall take place, each Holder shall deliver to the Company all of its original Old Warrants duly endorsed for transfer to the Company (or in lieu thereof shall deliver an affidavit and indemnity acceptable to the Company in the event of a lost Old Warrant), and the Company shall issue to such Holder the applicable New Warrants being issued in exchange therefor. Notwithstanding the foregoing (i) effective as of the Closing all of the Old Warrants shall be and shall be deemed to be automatically terminated and canceled without any further action, and each Holder shall thereafter only have a right to receive its applicable New Warrant and (ii) if an Old Warrant cannot be delivered because it is in the custody of its prime broker, a Holder may deliver a cancelled Old Warrant within ten (10) Business Days of Closing.

2. Closing of the Exchange. The closing (the “Closing”) of the Exchange contemplated by this Agreement shall occur at the offices of O’Melveny & Myers LLP, 1999 Avenue of the Stars, Suite 700, Los Angeles, California 90067 at 7:00 a.m. (California time) automatically, immediately prior to the Series 6 Closing, or at such other location, date and time as the parties may mutually agree in writing (such time and date, the “Closing Date”). For purposes hereof, the “Series 6 Closing” means the closing of the purchase and sale of shares of the Company’s Series 6 Preferred Stock and certain warrants to purchase shares of the Company’s Common Stock pursuant to the Securities Purchase Agreement of even date herewith by and among the Company and the purchasers of such securities.

3. Representations and Warranties of the Holders. Each Holder represents and warrants that, as of the date hereof and as of the Closing Date:

(a) Such Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Holder has all requisite corporate or other similar power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate acts and other proceedings required to be taken by such Holder to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly taken. This Agreement is a duly authorized, valid and binding agreement, enforceable against such Holder in accordance with its terms. This Agreement has been duly executed and delivered by such Holder.

(b) Such Holder owns the Old Warrants represented by the warrant numbers listed opposite such Holder’s name on Schedule A attached hereto, free and clear of any liens, security interests, options, charges, pledges, claims, or other encumbrances or restrictions of any kind other than restrictions under applicable securities laws (“Encumbrances”) and has full power and authority to deliver such Old Warrants to the Company in the Exchange. Upon delivery to the Company of such Old Warrants and upon such Holder’s receipt of the applicable New Warrants, good and valid title to such Old Warrants will pass to the Company, free and clear of any Encumbrances, other than those arising from acts of the Company.

(c) Such Holder is an institutional “accredited investor” as defined under Regulation D under the Securities Act (“Regulation D”) and/or meets the definition of “qualified institutional buyer” as defined in Rule 144A(a)(1) under the Securities Act, and is not an entity formed for the sole purpose of acquiring the New Warrants and the shares of Common Stock issuable upon exercise thereof. Such Holder is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.

(d) Such Holder has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the New Warrants and the shares of Common Stock issuable upon exercise thereof, and has so evaluated the merits and risks of such investment. Such Holder has had access to such information as it has deemed necessary in order to conduct any due diligence it has determined it wants to do in connection with the Exchange and its decision to participate in the Exchange. Such Holder is able to bear the economic risk of an investment in the New Warrants and the shares of Common Stock issuable upon exercise thereof and is able to afford a complete loss of such investment. Such Holder understands that nothing in this Agreement, the New Warrants or any other materials presented to such Holder in connection with the purchase and sale of the New Warrants and the shares of Common Stock issuable upon exercise thereof constitutes legal, tax or investment advice. Such Holder acknowledges that it must rely on legal, tax and investment advisors of its own choosing in connection with its acquisition of the New Warrants and the shares of Common Stock issuable upon exercise thereof.

(e) Such Holder is acquiring the New Warrants and the shares of Common Stock issuable upon exercise thereof for its own account, in the ordinary course of its business and not with a view toward, or for resale in connection with, the public sale or distribution thereof in a manner that would violate the Securities Act. Such Holder is not acquiring the New Warrants or the shares of Common Stock issuable upon exercise thereof as a result of any “general solicitation” or “general advertising,” as such terms are used in Regulation D, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(f) Such Holder has read and understands Rule 144 promulgated under the Securities Act and further understands that until such time as the same are no longer required under applicable requirements of the Securities Act or applicable state securities laws, the New Warrants and the shares of Common Stock issuable upon exercise thereof shall be restricted securities within the meaning of the federal securities laws and the New Warrants and any certificates representing the shares of Common Stock issuable upon exercise thereof, and all certificates or other instruments issued in exchange therefor or in substitution thereof, shall bear a customary restrictive legend substantially in the form set forth below, and that the Company will make a notation on its records and give instructions to its transfer agent in order to implement the restrictions on transfer set forth and described therein:

“The Securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered, sold, pledged or hypothecated absent registration of such transaction pursuant to the Securities Act or pursuant to an available exemption therefrom.”

(g) If such Holder is an individual, then such Holder resides at the address of such Holder set forth on Schedule A. If such Holder is a partnership, corporation, limited liability company or other entity, then the office or offices of such Holder in which its principal place of business where its investment decision was made with respect to the transactions contemplated by this Agreement is located at the address of such Holder set forth on Schedule A.

4. Representations and Warranties of the Company. The Company represents and warrants that, as of the date hereof and as of the Closing Date:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington. The Company has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. All corporate acts and other proceedings required to be taken by the Company to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and properly taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b) Neither the Company, nor any person acting on its behalf and at its direction, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer and sale of the New Warrants or the issuance of the shares of Common Stock issuable upon exercise of the New Warrants, (ii) has made, directly or indirectly, any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offer and sale of the New Warrants hereunder or the issuance of the shares of Common Stock issuable upon exercise of the New Warrants to be integrated with prior offerings by the Company for purposes of the Securities Act in a manner that would require registration of such offer and sale under the Securities Act, or (iii) will take any action or steps referred to in clause (ii) above that would cause the offer and sale of the New Warrants hereunder or the issuance of the shares of Common Stock issuable upon exercise of the New Warrants to be integrated with future offerings by the Company in a manner that requires registration of such offer and sale under the Securities Act.

(c) Assuming the accuracy of the representations and warranties of the Holders contained herein, the issuance of the New Warrants and the shares of Common Stock issuable upon exercise thereof is exempt from the registration requirements of Section 5 of the Securities Act.

5. Further Agreements.

(a) At least two business days prior to the Closing Date, each Holder will provide the Company with written instructions regarding the name and denominations in which the applicable New Warrants shall be issued. Upon reasonable request of the Company, each Holder will execute and deliver such additional documents and take such further actions as are necessary or desirable to effect the Exchange. No Holder will take any action to sell, assign, transfer, pledge, hypothecate or otherwise dispose of or subject to any Encumbrance any of such Holder’s Old Warrants prior to their delivery to Company.

(b) The Company shall take such action as it shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Exchange under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the Exchange required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c) Each party agrees that no other party nor any representative thereof has made any representation or warranty, express or implied, of any nature whatsoever, relating to the transactions contemplated by this Agreement, except only for the representations and warranties expressly included in this Agreement.

6. Miscellaneous.

(a) All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally, (ii) one business day after being delivered to a nationally recognized overnight courier or (iii) when sent by facsimile (with confirmation of transmission received by the sender) to the parties at the addresses set forth below (or at such other address as shall be specified by like notice):

If to the Company:

Cell Therapeutics, Inc.

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

Attention: Louis A. Bianco

Facsimile No.: (206) 272-4317

If to a Holder:

Such Holder’s address set forth on Schedule A attached hereto.

(b) Neither this Agreement nor any of the terms hereof may be amended, supplemented, waived or modified with respect to a Holder except by an instrument in writing signed by the Company and such Holder.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any legal action or proceeding with respect to this Agreement or the Exchange shall be brought in the courts of the State of New York or of the United States located in New York County, New York. By executing and delivering this Agreement, the Company and each Holder irrevocably agrees to the jurisdiction of those courts and waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which the Company or such Holder may now or hereafter have to the bringing of any action or proceeding in such courts in respect of this Agreement or the Exchange. IN ANY ACTION, SUIT OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(d) This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(e) This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. The parties acknowledge that there have been no prior agreements with respect to the solicitation of any Old Warrants or the exchange thereof, or the issuance of any of the New Warrants in exchange therefor.

(f) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Company or the Holders without the prior written consent of the other parties.

(g) All costs and expenses incurred in connection with the preparation and execution of this Agreement shall be paid by the party incurring such costs and expenses.

(h) If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

(i) The parties acknowledge that any applicable law that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any party or its counsel.

[Signature page follows.]

This Agreement is hereby confirmed and accepted by the parties hereto as of the date first written above.

CELL THERAPEUTICS, INC.

By:
James A. Bianco, M.D. Chief Executive Officer

[Signature page to Exchange Agreement.]

This Agreement is hereby confirmed and accepted by the parties hereto as of the date first written above.

HOLDER

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

[Signature page to Exchange Agreement.]

SCHEDULE A

(see attached)

Schedule A-1

EXHIBIT A

NEW WARRANT

(see attached)

Exhibit A-1